UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

December 27, 2005

Date of earliest event reported

Commission File Number

0-17187

LOGIC Devices Incorporated

(Exact name of registrant as specified in its charter)

California

94-2893789
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

395 West Java Drive, Sunnyvale, California 94089

(Address of principal executive offices)

(Zip Code)

(408) 542-5400

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The Company has received a written warning from Nasdaq, dated December 27, 2005, indicating that given its stockholders' equity of $9,238,000 as of September 30, 2005, the Company fails to comply with the minimum $10,000,000 stockholders' equity requirement for continued listing on The Nasdaq National Market set forth in Marketplace Rule 4450(a)(3). Consequently, the Company's common stock is subject to delisting from The Nasdaq National Market, pursuant to Nasdaq's rules.

Nasdaq indicated the Company has until January 11, 2006 to submit a specific plan to achieve and sustain compliance with all the continued listing standards, including the stockholders' equity standard, or to apply for transfer to The Nasdaq Capital Market. The Company has begun the application process to transfer to The Nasdaq Capital Market.

The Company's press release dated December 30, 2005, with respect thereto is annexed to this Report as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits

(c)     Exhibits:

99.1	Text of Press Release, dated December 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
LOGIC Devices Incorporated (Registrant)

Date: December 30, 2005	By: /s/ William J. Volz William J. Volz President and Chief Executive Officer

Date: December 30, 2005	By: /s/ Kimiko Milheim Kimiko Milheim Chief Financial Officer

Exhibit 99.1

FOR IMMEDIATE RELEASE

Contacts:              Bill Volz, President

Kimiko Milheim, CFO

(408) 542-5400

LOGIC DEVICES RECEIVES NOTICE OF FAILURE TO COMPLY WITH

CONTINUED LISTING STANDARD FOR THE NASDAQ NATIONAL MARKET AND

BEGINS APPLICATION PROCESS TO TRANSFER TO THE NASDAQ CAPITAL MARKET

SUNNYVALE, Calif. - (December 30, 2005) - LOGIC Devices Incorporated (Nasdaq: LOGC) today announced that on December 27, 2005, the Company received written notification from Nasdaq that given its stockholders' equity of $9,547,400 as of September 30, 2005, the Company fails to comply with the minimum $10,000,000 stockholders' equity requirement for continued listing on The Nasdaq National Market set forth in Marketplace Rule 4450(a)(3). Consequently, the Company's common stock is subject to delisting from The Nasdaq National Market, pursuant to Nasdaq's rules.

Nasdaq indicated the Company has until January 11, 2006 to submit a specific plan to achieve and sustain compliance with all The Nasdaq National Market's continued listing standards, including the stockholders' equity standard, or to apply for transfer to The Nasdaq Capital Market. After reviewing The Nasdaq National Market continued listing standards and the modest implications of transferring to The Nasdaq Capital Market, the Company has begun the application process to transfer the listing of its shares to The Nasdaq Capital Market.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Any statements in this press release regarding expectations of future events are "forward-looking statements" involving risks and uncertainties, including, but not limited to, market acceptance risks, the effect of economic conditions and shifts in supply and demand, the impact of competitive products and pricing, product development, commercialization and technological difficulties, availability of capital, and capacity and supply constraints. Please refer to the Management Discussion and Analysis of Financial Condition and Results of Operations (MD&A) for a discussion of risks in the most recent LOGIC Devices Annual Report on Form 10-K and the quarterly report under Form 10-Q.

LOGIC Devices is a fabless semiconductor manufacturer focused on developing high performance digital integrated circuits for applications requiring high-density embedded memory, high speed and low power consumption. LOGIC's product solutions meet the requirements of leading broadcast video, medical imaging, surveillance, instrumentation, and telecommunications companies. More information about LOGIC Devices is available at www.logicdevices.com.